Visionary Science for Life Changing Cures 2015 Exhibit 99.1

Forward Looking Statements Today’s presentation includes forward-looking statements intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding our planned pre-clinical and clinical studies, timing or ability to close partnerships, regulatory approval process and demand for our product candidates, are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those suggested by our forward-looking statements. These factors include, but are not limited to, the following: We have incurred significant losses since inception and anticipate that we will continue to incur significant losses for the foreseeable future. Our ability to generate revenue from product sales is highly uncertain. We may need to raise additional funding in the future, which may not be available on acceptable terms, or at all. No gene therapy products have been approved in the United States, and we may not be able to obtain regulatory approvals for our product candidates. We may encounter substantial delays in our clinical trials or fail to demonstrate safety and efficacy to the satisfaction of applicable regulatory authorities. We expect to rely on third parties to conduct, supervise and monitor our clinical trials and to conduct certain aspects of our product manufacturing and protocol development. The insurance coverage and reimbursement status of our product candidates is uncertain. Negative public opinion and increased regulatory scrutiny of gene therapy and genetic research may adversely affect public perception of our product candidates and prospects for our business. If we are unable to obtain and maintain adequate patent protection for our technology and products our competitors could develop and commercialize technology and products similar or identical to ours.

Company Highlights Become the world leader in ophthalmology gene therapy Clear Strategy Multiple programs with potential to provide superior long-term value to patients, key inflection points in 2015 Broad Pipeline Robust understanding of vector selection, design, manufacturing and delivery Extensive Expertise Key IP, >100 patents, protects gene, vector capsid, regulatory elements, manufacturing and/or delivery for each candidate Intellectual Property Demonstrated success in balancing resources, risks and rewards; >100 patients treated in Phase 1/2 trials Track Record of Progress Optimized AAV vectors that deliver safe and sustained expression; manufacturing reproducibly at commercial scale Leading Gene Therapy Platform Industry-leading collaboration with Biogen to develop gene therapies in ophthalmology & other indications Key Partnership

Recent Accomplishments Industry-leading collaboration with Biogen to develop gene therapies in ophthalmology & other clinical areas Continued expansion of senior management team – addition of Chief Scientific Officer, VP of Clinical Development, and Chief Business Officer XLRS – clinical trial underway, initial clinical data by YE 2015 Achromatopsia(B3) - IND in process, very early clinical data by YE 2015 Significant progress in development programs Vector construct optimization – capsid & promoter

Why Ophthalmology No current treatments for diseases targeted by AGTC product candidates Renewed industry/regulatory interest in pediatric diseases of the eye People greatly fear losing sight Extensive preclinical data Highly predictive animal models Well characterized diseases Well-defined clinical endpoints simplify trial design Preliminary evidence of safe targeted delivery in human trials Restoring Sight Significant Unmet Medical Need Child with achromatopsia outdoors Same child indoors in dim light Day blindness 20/200

AAV Gene Therapy A B E C D F G H Based on figure from Bartlett, et al., J Virol 2000

Attribute AAV Advantage Safe Not associated with any human disease or clinical trial safety signals Simple Easily manipulated to create range of product candidates Stable Resistance to degradation simplifies purification and long term storage Capacity Vector capacity enables delivery of wide array of gene sequences Sustained Expression After single dose protein expression persists for long periods in non-dividing cells Promise of AAV ITR ITR rep cap AAV virus ITR ITR promoter cDNA AAV vector

Program Gene Proof-of-concept IND-enabling Clinical Development Partnering Next Key Milestones XLRS RS1 Partnered* Initial clinical data 2015 ACHM CNGB3 Wholly Owned Initial clinical data 2015 CNGA3 Wholly Owned Initiate Tox-Bio 2015 XLRP RPGR Partnered* Initiate Tox-Bio 2016 AMD Target-1 Wholly Owned Target announcement 2015 Target-2 Wholly Owned Target announcement 2015 New eye indications Various Wholly Owned Initial preclinical studies 2015 Three partnered indications Various Partnered Initial preclinical studies 2015 Pipeline: Multiple Shots on Goal * AGTC has the option to Co-promote 2nd approved product

Partnered Product Candidates: Broad Collaboration with Biogen

AGTC Collaboration with Biogen License to two Ophthalmic Indications XLRS and XLRP Options for early-stage discovery programs Two ophthalmic indications One non-ophthalmic indication Exclusive manufacturing license To use AGTC’s proprietary technology platform to make AAV vectors License allows use up to six genes, three of which are in AGTC’s discretion

Biogen Collaboration Financial Summary $124 MM Upfront $94 MM License Fee and prepaid R&D expenditures $30 MM Equity Investment Milestones Up to $472.5 MM for the two lead programs (XLRS & XLRP) Up to $592.5 MM across the discovery programs Royalties High single digit to mid-teen percentages of annual net sales for the two lead programs (XLRS & XLRP) Mid single digit to low teen percentages of annual net sales across the discovery programs

X-linked Retinoschisis (XLRS) Disease Missing structural protein results in poor vision not correctable with eyeglasses Proof-of-Concept Knock-out mouse has same genetic defect AAV Delivery to Primate Retina Intravitreal delivery to macula Months post treatment 0 50 100 150 200 250 300 b-wave amplitude (µV) 1 2 3 4 5 Single treatment untreated control Normal OCT XLRS OCT IND filed Initial Phase 1/2 clinical data 2016 2015 One Year Data Phase 1/2 clinical trial

XLRS – Study Design Cohort 2 n=3 Cohort 1a n=3 Cohort 1b n=3 Cohort 3 N=3 DSMB Review Dose level STOP Four sites Casey Eye Institute, Retinal Foundation of the Southwest, Kellogg Eye Center, Mass Eye & Ear 27 patients total, trial has begun Age: ≥18 years ≥6 years BCVA: <=20/80 Cohort 4 N=15 MTD <=20/63 <=20/50 STOP STOP STOP Lowest 1 x 1011 vg Middle 3 x 1011 vg Highest 6 x 1011 vg

X-linked Retinitis Pigmentosa (XLRP) Disease Missing protein results in night blindness and progressive constriction of visual fields; legal blindness by age 45 2015 2016 Toxicology study Proof-of-Concept Dog model with same genetic defect ERG cone responses File IND AAV Delivery to Primate Retina Subretinal delivery to rods and cones Primate Optimized Vector Original Academic Vector

Internal Product Candidates: Clear Ability for Value Creation

Achromatopsia (ACHM-B3) Disease Absent cone photoreceptor function results in severely impaired vision and day blindness Proof-of-Concept Dog model has same genetic defect as humans AAV Delivery to Primate Cones All cones transduced and expressing at high levels via sub-retinal delivery 2015 2016 Initial Phase 1/2 clinical data One year data Phase 1/2 clinical trial Red/green cones Blue cones File IND

ACHM B-3 Study Design Cohort 3 n=3 Cohort 1 n=3 Cohort 2 n=3 DSMB Review Dose level STOP Four sites Casey Eye Institute, Bascom Palmer, Chicago Lighthouse, Vitreo Retinal Associates 18 patients total Age: ≥18 years ≥6 years Cohort 4 N=9 MTD STOP STOP STOP Neural Retina RPE Choroid Sclera Subretinal injection Lowest 1.8 x 1011 vg Middle 4.5 x 1011 vg Highest 1.35 x 1012 vg

Achromatopsia (ACHM-A3) 2015 2016 Toxicology study File IND Disease Absent cone photoreceptor function results in severely impaired vision and day blindness ACHM-B3: 50% ACHM-A3: 25% Proof-of-Concept Sheep model in Israel has same genetic defect as humans AAV Delivery to Primate Cones Will use same capsid and promoter as that selected for ACHM-B3

220 mapped to specific gene Clear Opportunity for Expansion 186 autosomal recessive or X-linked >90% of autosomal recessive or X-linked fit in AAV Approximately 10 currently under development Large Opportunity for Value Creation >140 potential new opportunities 260 Known Genetic Causes of Blindness Mapped to a Genetic Locus

Opportunity in Large Market Ophthalmology: Wet AMD Phase 1/2 trial Initial data show treatment is safe and well tolerated with encouraging signs of biologic activity Based on data from Lukason et al., Mol Ther 2011 Based on data from Pechan et al., Gene Ther 2008 Single dose Untreated eye Treated eye Sustained expression after single injection in mice Efficacy in primate laser burn model of AMD 2015 2016 Toxicology Studies Initial Target Selection

Realizing the Promise of Gene Therapy

Management Sue Washer Chief Executive Officer Jeff Chulay, M.D. Chief Medical Officer Rabia Ozden, M.D. VP Clinical Development Matt Feinsod, M.D. Product Development Officer Stephen Potter Chief Business Officer Larry Bullock Chief Financial Officer Mark Shearman, Ph.D. Chief Scientific Officer Experienced Team

Competitive Manufacturing Edge Attribute Advantage Yield Cost effective - 25-30 fold increase in potency & purity achieved Development Minimize time to the clinic - reproducible genetic manipulation, stable constructs Characterization AAV product candidates evaluated by qualified assays Scale Commercial scale for eye programs - all unit operations scalable Reproducible Successfully transferred to partners & CMOs Flexibility Multiple serotypes & transgenes – rAAV1 & rAAV2 in the clinic Regulatory FDA & EMA approved for use in human trials

AGTC’s Robust IP Portfolio Use of HSV to produce rAAV Use of HSV as vector Tyrosine modifications of AAV capsids Use of HSV variants to produce AAV Pseudotypes and other AAV compositions AAV-mediated gene therapy for RPGR X-linked retinal degeneration AAV5 vector and uses thereof Delivery of AAV to muscle and blood Compositions and methods to treat alpha-1 Ongoing effort to expand technology platform through internal research and external licensing

Financials and Key Milestones

Financial Summary Strong Balance Sheet $92M cash on-hand at Mar 31, 2015 Excludes $124 MM partnership cash expected near-term Efficient Use of Capital Approx. $2.5M per month historical cash burn rate; expected to increase with partnership and more programs entering clinical stage Cash sufficient to complete enrollment and full data analysis of Phase 1/2 Clinical trials for XLRS and ACHM programs

Key Milestones Near Term Initial Phase 1/2 data for XLRS File IND for ACHM Initiate ACHM Phase 1/2 Trial 2015 - 2H 2016 ACHM IND XLRS data (Preliminary) ACHM data (Preliminary) Wet AMD Target Selection Within 12 months Initial Phase 1/2 data for ACHM Target ID for internal wet AMD program XLRP IND XLRS Phase 1/2 clinical data ACHM Phase 1/2 clinical data ACHM-A3 IND

Company Highlights Become the world leader in ophthalmology gene therapy Clear Strategy Multiple programs with potential to provide superior long-term value to patients, key inflection points in 2015 Broad Pipeline Robust understanding of vector selection, design, manufacturing and delivery Extensive Expertise Key IP, >100 patents, protects gene, vector capsid, regulatory elements, manufacturing and/or delivery for each candidate Intellectual Property Demonstrated success in balancing resources, risks and rewards; >100 patients treated in Phase 1/2 trials Track Record of Progress Optimized AAV vectors that deliver safe and sustained expression; manufacturing reproducibly at commercial scale Leading Gene Therapy Platform Industry-leading collaboration with Biogen to develop gene therapies in ophthalmology & other indications Key Partnership

Visionary Science for Life Changing Cures 2015